Semi-Annual Report

June 30, 2013

Series B

ING Corporate Leaders Trust Fund

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund's investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

TABLE OF CONTENTS

President's Letter	1
Market Perspective	2
Portfolio Managers' Report	4
Report of Independent Registered Public Accounting Firm	5
Statement of Assets and Liabilities	6
Statement of Operations	7
Statements of Changes in Net Assets	8
Financial Highlights	9
Notes to Financial Statements	10
Portfolio of Investments	13
Director/Trustee and Officer Information	14

PRESIDENT'S LETTER

Dear Shareholder,

Several years ago, the ING Retirement Center conducted a survey to find out what Americans thought of our private retirement system, i.e., employer-sponsored retirement savings plans. Most people thought individuals should take responsibility for their own retirement security but felt that employers should provide more education about retirement investing as well as more investment choices. Many people also admitted that even though they knew approximately how much money they needed to fund their retirements, they were not saving enough to reach their goals.

On the surface there seems to be a misalignment of actions and self-interest: the clear recognition that you need to save more and the acknowledgment that you're not doing it. Yet, we believe there is an economic reality underpinning the surface perception; many people probably are saving as much as they can. As a nation, if we want to increase retirement saving, we'd better do something to help the economy deliver more discretionary income to more people.

For savers, then, the relevant question may not be, "How do I save more?" It may instead be, "How do I make my savings accomplish more?" That's where the investment industry can help, by providing advice and information to help you make decisions, and by offering investment products that seek to enhance the potential for reaching your goals. Accumulating wealth is not about windfalls or short-term opportunities — it's a long-term endeavor that requires careful planning and steadfast execution to succeed.

Don't worry about missing a gain today or enduring a loss tomorrow. Hew to the course you and your financial advisor have plotted; discuss prospective changes thoroughly with your financial advisor before taking action; and make changes to your portfolio only if they enhance the potential for achieving your goals.

Thank you for your continued confidence in ING Funds. It is our privilege to serve you, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
ING Funds
July 7, 2013

The views expressed in the President's Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

MARKET PERSPECTIVE: SIX MONTHS ENDED JUNE 30, 2013

Investors welcomed in 2013 having seen global equities, in the form of the MSCI World IndexSM measured in local currencies including net reinvested dividends, power ahead by 8.69% in the previous six months. Central banks from the U.S. to the U.K. to the euro zone were keeping interest rates so low that investors were ratcheting their risk exposures higher in the search for return. By the end of 2012 it was evident that the Bank of Japan would join the other central banks, as Japan's parliamentary opposition, promising unlimited monetary easing, won a landslide in December elections. Some commentators fretted that this was not a particularly sound basis for the market's advance. But sound or not, the index surged another 11.70% in the first half of 2013. (The MSCI World IndexSM returned 8.43% for the six-months ended June 30, 2013, measured in U.S. dollars.)

Much of the strength in global equities in late 2012 could be attributed to a recovery in the euro zone after European Central Bank ("ECB") President Draghi's July pronouncement, amid new waves of fear that the euro zone could not survive the depredations of its weakest members, that the ECB was "ready to do whatever it takes to preserve the euro." This seemed to calm nerves, but confidence was shaken twice in early 2013. First, in February, the Italian general election ended in stalemate on low turnout that signaled the rejection of reform. Next, the final basis of a bailout for insolvent Cyprus banks imposed a levy on uninsured deposits and capital controls. In short order, a euro held in one country became different from a euro held in another: hardly the mark of an effective single currency.

In the U.S., with sentiment cushioned by the Federal Reserve's $85 billion of monthly Treasury and mortgage-backed securities purchases, investors watched an economic recovery that was undeniable but unimpressive. By June monthly job creation was averaging 155,000 per month but the unemployment rate was still elevated at 7.6%. The highest consumer confidence indices in five years contrasted with stagnant manufacturing output. Growth in first quarter gross domestic product ("GDP") was surprisingly revised down from 2.4% to a dreary 1.8%. At least the housing market was maintaining its recovery. The final S&P/Case-Shiller 20-City Composite Home Price Index showed a 12.05% year-over-year gain, the most in over seven years, with existing home sales the highest since November 2009.

Elsewhere, China faced faltering growth and fading exports, while it tried to pierce a bank credit bubble with blunt instruments.

But any illusions about the ultimate source of investor confidence in this environment were shattered on May 22 and again on June 19, when Federal Reserve Chairman Bernanke attempted to prepare markets for the beginning of the end of quantitative easing, perhaps sooner than expected. They didn't like it. Bond yields soared and by June 24 the index had given back 8%, leading nervous central bankers the world over, in the last days of June, to assure all who would listen that easy money would be in force for a long time. So not only were markets being heavily influenced by central bankers; evidently central bankers were more than a little sensitive to their effect on markets.

In U.S. fixed income markets, the Barclays U.S. Aggregate Bond Index ("Barclays Aggregate") of investment grade bonds slipped 2.44% in the first half of 2013, having been slightly ahead for the year on May 21. Only the sub-indices with the shortest durations held on to positive returns while the Barclays Long Term U.S. Treasury Index lost 7.83%. The Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) gained just 1.42%.

U.S. equities, represented by the S&P 500® Index including dividends, jumped 13.82% in the half year, the best first half since 1998, albeit 4% off its high. All sectors rose, led by health care with a gain of 20.26% and financials 19.50%, while materials 2.90% and technology 6.35% lagged the most. Operating earnings per share for S&P 500® companies set a record in the first quarter of 2013. But could this last given that the share of profits in national income was historically high?

In currency markets the dollar rose 1.41% against the euro over the period and 6.85% against the pound, due to the generally better growth outlook in the U.S., events described above in Italy and Cyprus and as Moody's relieved the U.K. of its Aaa credit rating. The dollar climbed 14.28% over the yen due to the new aggressive monetary easing policy in Japan.

In international markets, the MSCI Japan® Index soared 33.90%. Investors hoped Prime Minister Abe's and Bank of Japan Governor Kuroda's steps to conquer deflation and get consumers and businesses spending again would gain traction. Encouragingly GDP growth was reported at 4.1% annualized in the first quarter. However prices were still in the doldrums, flat in May from a year earlier after six straight falls. The MSCI Europe ex UK® Index rose 5.41%, less than half of this for euro zone markets. Mr. Draghi's words were perceived to remove the existential threat to the euro. But there was little else to motivate investors. The euro zone reported its sixth straight quarterly fall in GDP and a new record unemployment rate of 12.2%, ranging from 5.4% in Germany to 26.8% in Spain. The MSCI UK® Index added 7.46%. As in the U.S. and latterly Japan, stock prices were supported by the central bank's quantitative easing. Having fallen by 0.3% in the fourth quarter, GDP recovered the loss in the first quarter of 2013 and June ended with some key indicators: purchasing managers' indices and retail sales, showing tentative improvement.

Parentheses denote a negative number.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios' performance is subject to change since the period's end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING's Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays Long Term U.S. Treasury Index

The Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor's.

ING CORPORATE LEADERS TRUST FUND

PORTFOLIO MANAGERS' REPORT

Portfolio Management Team: The portfolio is not actively managed.

Goal: ING Corporate Leaders Trust Fund (the "Trust") seeks long term capital growth and income through investment generally in an equal number of shares of the common stock of a fixed list of American blue-chip corporations. The Trust's portfolio investments are not actively managed and are expected to remain fixed.

Performance: For the semi-annual period ended June 30, 2013, the Trust returned 14.32% compared to the S&P 500® index, which returned 13.82% for the same period.

Portfolio Specifics: The Trust's holdings in industrial, material and financial sectors were the main contributors to performance during the reporting period. Key individual contributors included positions in Union Pacific Corp. and Berkshire Hathaway Inc.; not owning Apple, Inc. also benefited relative results. Conversely, holdings within consumer staples, energy and telecommunication services detracted the most from performance. The top individual detractors were positions in Exxon Mobil Corp., Praxair, Inc. and Beam, Inc.

Outlook and Current Strategy: Information about the U.S. economy confirms its moderate expansion; observed inflation is substantially below the Federal Reserve Board's (the "Fed") long-term target. The Fed will be cautious about tapering the pace of its asset purchase programs and will do so if, and only if, the U.S. economy continues to improve. The policy shift the Fed is preparing suggests that the U.S. economy is finally moving toward a self-sustaining expansion that no longer depends on stimulus. We believe asset prices gradually will come to reflect economic and business fundamentals rather than policy drivers.

We are encouraged by the long term outlook for the Trust given its holding of what we believe are high quality, well respected leaders in their industries and strong market positions. We believe these companies are relatively well positioned to withstand this period of slow economic growth as they generally have better access to capital, solid cash reserves, global exposure and diverse business lines.

Sector Diversification
as of June 30, 2013
(as a percentage of net assets)

Energy	26.1%
Industrials	21.4%
Materials	13.7%
Consumer Discretionary	10.3%
Financials	9.3%
Consumer Staples	9.2%
Utilities	7.8%
Telecommunication Services	1.7%
Assets in Excess of Other Liabilities	0.5%
Net Assets	100.0%

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of June 30, 2013
(as a percentage of net assets)

Union Pacific Corp.	12.1%
ExxonMobil Corp.	11.3%
Berkshire Hathaway, Inc.	9.3%
Chevron Corp.	8.5%
Praxair, Inc.	8.4%
Procter & Gamble Co.	5.5%
Honeywell International, Inc.	4.6%
Beam, Inc.	3.7%
Marathon Petroleum Corp.	3.7%
Consolidated Edison, Inc.	3.5%

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Participation Holders and Trustee
ING Corporate Leaders Trust Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of ING Corporate Leaders Trust Fund — Series "B", a series of ING Corporate Leaders Trust Fund, as of June 30, 2013, and the related statement of operations for the six month period then ended, the statement of changes in net assets for the six month period ended June 30, 2013 and for the year ended December 31, 2012, and the financial highlights for the six month period ended June 30, 2013 and each of the years in the five-year period ended December 31, 2012. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2013, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING Corporate Leaders Trust Fund — Series "B" as of June 30, 2013, the results of its operations for the six month period then ended, the changes in its net assets for the six month period ended June 30, 2013 and for the year ended December 31, 2012, and the financial highlights for the six month period ended June 30, 2013 and each of the years in the five-year period ended December 31, 2012, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 16, 2013

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2013

ASSETS:
Investments in securities at value (identified cost $928,053,333)	$1,237,314,829
Cash (Note 2)	12,217,740
Receivables:
Participations sold	13,193,152
Dividends	1,408,745
Prepaid expenses	78,256
Total assets	1,264,212,722
LIABILITIES:
Payable for investment securities purchased	16,525,146
Payable for participations redeemed	2,758,617
Distributions payable	1,397,709
Accrued Sponsor's maintenance fees payable	403,347
Other accrued expenses and liabilities	88,231
Total liabilities	21,173,050
NET ASSETS:
Balance applicable to participations at June 30, 2013, equivalent to $28.21 per participation on 44,069,731 participations outstanding	$1,243,039,672

See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2013

INVESTMENT INCOME:
Dividends	$12,968,143
Total investment income	12,968,143
EXPENSES:
Sponsor maintenance fees (Note 4)	2,241,848
Transfer agent fees	421,875
Shareholder reporting expense	56,713
Registration and filing fees	47,749
Professional fees	42,014
Custody and accounting expense (Note 4)	51,401
Miscellaneous expense	4,799
Total expenses	2,866,399
Net investment income	10,101,744
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	30,090,722
Net change in unrealized appreciation or depreciation on investments	100,979,116
Net realized and unrealized gain on investments	131,069,838
Increase in net assets resulting from operations	$141,171,582

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2013	Year Ended December 31, 2012
FROM OPERATIONS:
Net investment income	$10,101,744	$15,654,055
Net realized gain on investments	30,090,722	31,097,515
Net change in unrealized appreciation or depreciation on investments	100,979,116	48,228,158
Increase in net assets resulting from operations	141,171,582	94,979,728
FROM DISTRIBUTIONS TO PARTICIPATIONS:
Net investment income	(9,697,840)	(15,651,734)
Total distributions	(9,697,840)	(15,651,734)
FROM PARTICIPATION TRANSACTIONS:
Net proceeds from sale of participations	389,976,377	426,050,505
Reinvestment of distributions	8,306,898	12,839,925
	398,283,275	438,890,430
Cost of participations redeemed	(189,779,139)	(268,670,261)
Net increase in net assets resulting from participation transactions	208,504,136	170,220,169
Net increase in net assets	339,977,878	249,548,163
NET ASSETS:
Beginning of year or period	903,061,794	653,513,631
End of year or period	$1,243,039,672	$903,061,794

See Accompanying Notes to Financial Statements

ING CORPORATE LEADERS TRUST FUND, SERIES B

FINANCIAL HIGHLIGHTS

Selected data for a participation outstanding throughout each year.

		Six Months Ended June 30,	Year Ended December 31,
		2013	2012	2011	2010	2009	2008
Per Participation Operating Performance:
Net asset value, beginning of year	$	24.87	22.39	20.29	17.34	16.11	22.98

Income (loss) from investment operations:

Net investment income	$	0.25	*	0.47	*	0.41	0.34	0.37	*	0.48
Net realized and unrealized gain (loss) on investments	$	3.31		2.47		2.07	3.23	1.53		(7.15)
Total income (loss) from investment operations	$	3.56		2.94		2.48	3.57	1.90		(6.67)
Less distributions/allocations from:
Net investment income	$	0.22		0.46		0.36	0.37	0.62		0.20
Net realized gains	$	—		—		—	0.25	—		0.00 **
Tax return of capital	$	—		—		0.02	—	0.05		—
Total distributions/allocations	$	0.22		0.46		0.38	0.62	0.67		0.20
Net asset value, end of year	$	28.21		24.87		22.39	20.29	17.34		16.11
Total Return(1)%		14.32		13.21		12.24	21.19	12.15		(29.25)
Ratios and Supplemental Data:
Net assets, end of year (000's)	$	1,243,040		903,062		653,514	425,663	381,010		364,244

Ratios to average net assets:

Expenses(2)%	0.51	0.52	0.49	0.54	0.59	0.51
Net investment income(2)%	1.80	1.95	1.90	1.95	2.40	2.15

(1)  Total return is calculated assuming reinvestment of all dividends, capital gain and return of capital distributions/allocations at net asset value.

(2)  Annualized for periods less than one year.

*  Calculated using average number of participations outstanding throughout the period.

**  Amount is less than $0.005.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 2013

NOTE 1 — NATURE OF BUSINESS AND BASIS OF PRESENTATION

ING Corporate Leaders Trust Fund (the "Trust"), is an unincorporated Unit Investment Trust registered as such with the Securities and Exchange Commission ("SEC"). Series B commenced operations in 1941 as a series of the Trust, which was created under a Trust Indenture dated November 18, 1935, as amended.

The Trust seeks long-term capital growth and income through investment in common stocks of a fixed list of American blue chip corporations.

The Trust is comprised of a Trust Fund ("Trust Fund") and a Distributive Fund ("Distributive Fund"). The Trust Fund is composed of stock units, each unit consisting of one share of common stock of each of the twenty-two corporations (except with respect to shares received from spin-offs or mergers of existing portfolio securities — see discussion below) and such cash as may be available for the purchase of stock units. Cash received on sales of participations (excluding the portion thereof, if any, attributable to the value of, and therefore deposited in, the Distributive Fund), including distributions by the Trust which are reinvested in additional participations under the Distribution Reinvestment Program described herein, is held in the Trust Fund without interest until receipt of sufficient cash to purchase at least one hundred stock units. To the extent monies remain uninvested in the Trust, the Bank of New York Mellon ("the Trustee") serving as Trustee for the Trust, will derive a benefit therefrom.

All dividends and any other cash distributions received by the Trust with respect to the common stock held in the Trust Fund are deposited in the Distributive Fund. Any non-cash distributions received by the Trust with respect to the common stock held in the Trust Fund (excluding additional shares of common stock received upon a stock split which shall remain assets of the Trust Fund) are sold by the Trustee and the proceeds of sale are deposited in the Distributive Fund. The Trustee may invest the funds deposited in the Distributive Fund in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in repurchase agreements collateralized by such U.S. government obligations, which mature prior, and as close as practicable, to the next Distribution Date. The interest earned on such investments is also deposited in the Distributive Fund. Fees and expenses of the Trust are paid from the Distributive Fund. The Trustee may from time to time set aside out of the Distributive Fund a reserve for payments of taxes or other governmental charges.

On each Distribution Date, the Trustee uses the money in the Distributive Fund to purchase additional participations for participants under the distribution reinvestment program unless the participant has elected to receive his distribution in cash.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Trust in the preparation of its financial statements. Such policies are in conformity with U.S. generally accepted accounting principles ("GAAP") for investment companies.

A.  Valuation of Securities. All investments in securities are recorded at their estimated fair value, as described below. Investments are stated at value based on the last sale price on the principal exchange on which the security is traded prior to the time the Trust's assets are valued. Investments for which no sale is reported, or which are traded over-the-counter, are valued at the mean between bid and ask prices. Securities reported by NASDAQ will be valued at NASDAQ Official Closing Price on the valuation day.

Fair value is defined as the price that the Trust would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Trust is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1," inputs other than quoted prices for an asset or liability that are observable are classified as "Level 2" and unobservable inputs, including the sub-adviser's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Trust's investments under these levels of classification is included following the Portfolio of Investments.

For the six months ended June 30, 2013, there have been no significant changes to the fair valuation methodologies.

B.  Income Taxes. No provision for federal income taxes is made since the Trust, under applicable provisions of the Internal Revenue Code, is treated as a Grantor Trust and all its income is taxable to the holders of participations. Management has considered the sustainability of the Trust's tax positions taken on federal income tax returns for all open tax years in making this determination.

NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

At June 30, 2013, the cost of the Trust's portfolio of investments for tax purposes was $928,053,333.

As of June 30, 2013, the tax basis net unrealized appreciation of portfolio securities was $309,261,496, comprised of unrealized appreciation of $311,712,687 and unrealized depreciation of $2,451,191.

As of June 30, 2013, no provision for income tax would be required in the Trust's financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Trust's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

C.  Distributions to Participation Holders. Semiannual distributions will be reinvested at net asset value in additional participations of the Trust unless the Participant notifies the Trustee to pay such distributions in cash.

D.  Security Transactions & Revenue Recognition. Cost of the investment securities, as well as realized security gains and losses are based on the identified average cost basis. Investment transactions are recorded on the trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

E.  Accounting Estimates. The preparation of financial statements in accordance with U.S. generally accepted accounting principles for investment companies requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F.  Restricted Cash. All cash held in the distributable fund throughout the period is intended solely for distributions.

G.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be estimated;

however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — DISTRIBUTIONS/ALLOCATIONS

For the six months ended June 30, 2013, distributions from net investment income were $9,697,840, equivalent to $0.22 per participation. For the year ended December 31, 2012, distributions from net investment income were $15,651,734, equivalent to $0.46 per participation.

For the six months ended June 30, 2013 and for the year ended December 31, 2012, there were no distributions of net realized gains.

For the six months ended June 30, 2013 and for the year ended December 31, 2012, there were no distributions from tax return of capital.

The distributions/allocations presented above do not reflect the reinvestment, if any, of that portion from the sale of securities (other than stock units) representing the cost of the securities sold which is distributed and then reinvested in additional participations. In addition, any gain on the sale of stock units to provide funds for the redemption of participations is non-distributable and remains a part of the Trust Fund.

Effective June 1, 1998, the Trust amended its Trust indenture requiring that additional shares of common stocks received as a result of a stock split shall remain assets of the Trust.

NOTE 4 — TRUSTEE, SPONSOR AND OTHER RELATED PARTY FEES

The Trustee receives an annual Trustee fee, as well as fees for acting as custodian and for providing portfolio accounting and record keeping services, which aggregated to $51,401 for the six months ended June 30, 2013.

ING Investments, LLC (the "Sponsor") serves as sponsor to the Trust. The Trust pays a maintenance fee to the Sponsor equal, on an annual basis, to 0.40% of the average daily net assets of the Trust.

NOTE 5 — INVESTMENT TRANSACTIONS

For the six months ended June 30, 2013, the cost of purchases and proceeds of sales of investment securities were $268,621,315 and $55,938,755, respectively.

NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 2013 (CONTINUED)

!NOTE 6 — SOURCE OF NET ASSETS

As of June 30, 2013, the Trust's net assets were comprised of the following amounts:

Capital contributions and non-distributable realized gains retained in Trust Fund	$927,386,512
Net unrealized appreciation in value of securities	309,261,496
Trust Fund	1,236,648,008
Distributable fund	6,391,664
Total net assets	$1,243,039,672

NOTE 7 — PARTICIPATIONS ISSUED AND REDEEMED

	Number of Participations
	Six Months Ended June 30, 2013	Year Ended December 31, 2012
Issued on payments from holders	14,231,356	17,731,275
Issued on reinvestment of dividends and distributions/ allocations	294,499	526,863
Redeemed	(6,764,806)	(11,138,200)
Net increase	7,761,049	7,119,938

NOTE 8 — RESTRUCTURING PLAN

The Sponsor and ING Investments Distributor, LLC are indirect, wholly-owned subsidiaries of ING U.S., Inc. ("ING U.S."). ING U.S. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. ING U.S. is a majority-owned subsidiary of ING Groep N.V. ("ING Groep"), which is a global financial institution of Dutch origin, with operations in more than 40 countries.

In October 2009, ING Groep submitted a restructuring plan (the "Restructuring Plan") to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including ING U.S., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of ING U.S. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the "Separation Plan").

On November 9, 2012, ING U.S. filed a Registration Statement on Form S-1 (the "Form S-1") with the U.S. Securities and Exchange Commission ("SEC") to register an initial public offering of ING U.S. common stock (the "IPO"). On May 1, 2013, this Registration Statement including subsequent amendments became effective and the IPO was priced. The IPO closed on

May 7, 2013. The overallotment option was exercised on May 28, 2013 and closed on May 31, 2013. ING Groep continues to own a majority of the common stock of ING U.S. ING Groep intends to sell its remaining controlling ownership interest in ING U.S. over time. While the base case for the remainder of the Separation Plan is the divestment of ING Groep's remaining interest in one or more broadly distributed offerings, all options remain open and it is possible that ING Groep's divestment of its remaining interest in ING U.S. may take place by means of a sale to a single buyer or group of buyers.

The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of ING U.S. and its subsidiaries, including the Sponsor and affiliated entities that provide services to the Trust, and may cause, among other things, interruption of business operations or services, diversion of management's attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Sponsor and affiliated entities' loss of access to the resources of ING Groep, which could adversely affect their business. Since a portion of the shares of ING U.S., as a standalone entity, are publicly held, it is subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.

The Separation Plan may be implemented in phases. During the time that ING Groep retains a majority interest in ING U.S., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect ING U.S. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between ING U.S. and ING Groep, and could adversely affect ING U.S. and the Sponsor and its affiliates. Currently, the Sponsor and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Trust and its operations.

NOTE 9 — SUBSEQUENT EVENTS

The Trust has evaluated events occurring after the Statement of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

ING CORPORATE LEADERS TRUST  PORTFOLIO OF INVESTMENTS
PORTFOLIO – SERIES B  AS OF JUNE 30, 2013

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.5%
		Consumer Discretionary: 10.3%
624,552		CBS Corp. – Class B	$30,521,856	2.4
710,235		Comcast Corp. – Class A	29,744,642	2.4
730,352		Foot Locker, Inc.	25,657,266	2.1
624,552		Viacom – Class B	42,500,763	3.4
			128,424,527	10.3
		Consumer Staples: 9.2%
730,352		Beam, Inc.	46,092,515	3.7
894,552		Procter & Gamble Co.	68,871,558	5.5
			114,964,073	9.2
		Energy: 26.1%
895,952		Chevron Corp.	106,026,960	8.5
1,555,252		ExxonMobil Corp.	140,517,018	11.3
924,652		Marathon Oil Corp.	31,974,466	2.6
646,433		Marathon Petroleum Corp.	45,935,529	3.7
			324,453,973	26.1
		Financials: 9.3%
1,033,844	@	Berkshire Hathaway, Inc.	115,707,820	9.3
		Industrials: 21.4%
730,352		Fortune Brands Home & Security, Inc.	28,293,836	2.3
1,266,152		General Electric Co.	29,362,065	2.4
730,352		Honeywell International, Inc.	57,946,128	4.6
973,252		Union Pacific Corp.	150,153,319	12.1
			265,755,348	21.4
Shares		Value	Percentage of Net Assets
	Materials: 13.7%
876,319	Dow Chemical Co.	$28,191,182	2.2
730,352	EI Du Pont de Nemours & Co.	38,343,480	3.1
903,852	Praxair, Inc.	104,087,597	8.4
		170,622,259	13.7
	Telecommunication Services: 1.7%
588,749	AT&T, Inc.	20,841,715	1.7
	Utilities: 7.8%
730,352	Ameren Corp.	25,153,323	2.0
730,352	Consolidated Edison, Inc.	42,586,825	3.5
1,005,760	NiSource, Inc.	28,804,966	2.3
		96,545,114	7.8
	Total Common Stock (Cost $928,053,333)	1,237,314,829	99.5
	Assets in Excess of Other Liabilities	5,724,843	0.5
	Net Assets	$1,243,039,672	100.0

@  Non-income producing security

  Cost for federal income tax purposes is the same as for financial statement purposes.

  Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$311,712,687
Gross Unrealized Depreciation	(2,451,191)
Net Unrealized Appreciation	$309,261,496

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of June 30, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 6/30/2013
Asset Table
Investments, at fair value
Common Stock*	$1,237,314,829	$—	$—	$1,237,314,829
Total Investments, at fair value	$1,237,314,829	$—	$—	$1,237,314,829

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

*  For further breakdown of Common Stock by Industry type, please refer to the 0Portfolio of Investments.

See Accompanying Notes to Financial Statements

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The Bank of New York Mellon serves as Trustee for the Trust. The Trust does not have a Board of Directors/Trustees nor does it have any Officers.

Sponsor

ING Investments, LLC
7337 E. Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor

ING Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Trustee/Custodian

The Bank of New York Mellon
One Wall Street
New York, New York 10286

Independent Registered Public Accounting Firm

KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

SAR-CLTB (0613-081613)